Important Notice
Please Read Immediately

                                                         Aquilasm
                                                   Group of Funds


                   Tax-Free Trust of Arizona
      380 Madison Avenue, Suite 2300, New York, N Y 10017

                  Notice of Annual Meeting of
                    Shareholders to be held
                      on October 25, 2000


To shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Tax-Free Trust of Arizona (the
"Trust") will be held:

Place:    (a)  at the Ritz-Carlton/Phoenix
               2401 E. Camelback Road
               Phoenix, AZ;

Time:          (b)  on October 25, 2000
               at 10:00 a.m. local time;

Purposes: (c)  for the following purposes:

                         (i) to elect seven Trustees; each
               Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                         (ii) to ratify (that is, to approve) or
               reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending
               June 30, 2001 (Proposal No. 2);

                        (iii) to act upon a proposal to change the
               fundamental policies of the Trust to allow the use of additional nationally recognized statistical rating organizations for rating obligations the Trust may purchase (Proposal No. 3);

                         (iv) to act upon any other matters which
               may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on August 1, 2000 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





August 25, 2000

Please Note:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.


                    Tax-Free Trust of Arizona
    380 Madison Avenue, Suite 2300, New York, New York 10017
                        Proxy Statement

                          Introduction

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-437-1020 toll-free or 212-697-6666.

     The Trust's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser (the "Sub-Adviser") is Banc One Investment Advisors Corporation, 241 North Central Avenue, Phoenix, AZ 85004.

     This Notice and Proxy Statement are first being mailed on or about August 25, 2000.

     You should read the Proxy Statement prior to voting. Then, you may vote in one of three ways:

     Proxy Card

      The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on these proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark the box on a proposal, the proxy holders will vote your shares for that proposal.

     Telephone Voting

          To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet Voting

      To vote your shares by the Internet, please contact the Trust at the address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number described above or contacting the Trust's Internet address described above, entering your control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter. This policy may make it more difficult to obtain the vote required to approve Proposal
No. 3.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.25; Class C Shares, $10.25; and Class Y Shares, $10.28 The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the action on the proposals. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 35,150,041; Class C Shares, 300,578; and Class Y Shares, 163,558.

     On the record date, the following institutional holders held
5% or more of the Trust's outstanding shares. On the basis of information received from the holders the Trust's management believes that all of the shares indicated are held for the benefit of clients

Name and address    Number of shares         Percent of class
of the holder of
record

Zions First National Bank
P.O. Box 30880,
Salt Lake City, UT            134,151 Class Y Shares  (82%)
                              (held in 2 accounts)
Donaldson Lufkin Jenrette
Securities Corporation,
P.O. Box 2052,
Jersey City, NJ               211,173 Class C Shares  (70%)
                              (held in 9 accounts)

Additional 5% shareholders

Margaret Zube                 27,976 Class Y Shares (1) (17%)
Trustee
7045 Comino De Fosforo
Tucson, AZ

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

(1) Held as Trustee in two Trusts.


                      Election of Trustees
                        (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees and were elected by the shareholders in November 1999. The Trustees and officers as a group own less than 1% of the outstanding shares of the Trust. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Trust, as an officer, director and shareholder of the Manager and a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Carlson is an interested person as a shareholder of the Sub-Adviser's corporate parent, Banc One Corporation. They are so designated by an asterisk.

     In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

     Described in the following material are the name, address, positions with the Trust, age as of the record date and business experience during at least the past five years of each nominee and each officer of the Trust. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.



Name, Position                Business Experience
with the Trust,
Address, Age,
Shares owned


Lacy B. Herrmann*        Founder and Chairman of the Board of Aquila
Chairman of the          Management Corporation, the sponsoring
Board of Trustees        organization and Manager or Administrator
380 Madison Avenue       and/or Adviser or Sub-Adviser to the
New York, NY             Aquila Money-Market Funds, the Aquila Bond
10017                    Funds and the Aquila Equity Funds,
Age: 71                  and Founder, Chairman of the Board of Trustees
Shares Owned: 225        and (currently or until 1998) President of each
                         since its establishment, beginning in
                         1984; Director of Aquila Distributors,
                         Inc., distributor of the above funds,
                         since 1981 and formerly Vice President
                         or Secretary, 1981-1998; President and a
                         Director of STCM Management Company,
                         Inc., sponsor and sub-adviser to Capital
                         Cash Management Trust and Capital Cash
                         U.S. Government Securities Trust;
                         Founder and Chairman of several other
                         money-market funds; Director or Trustee
                         of OCC Cash Reserves, Inc. and Quest For
                         Value Accumulation Trust, and Director
                         or Trustee of Oppenheimer Quest Value
                         Fund, Inc., Oppenheimer Quest Global
                         Value Fund, Inc. and Oppenheimer
                         Rochester Group of Funds, each of which
                         is an open-end investment company;
                         Trustee of Brown University, 1990-1996
                         and currently Trustee Emeritus; actively
                         involved for many years in leadership
                         roles with university, school and
                         charitable organizations.


Arthur K. Carlson*       Retired; Advisory Director
Trustee                  of the Renaissance Companies
8702 North Via La Serena (design and construction
Paradise Valley,         companies of commercial,
AZ 85253                 industrial and upscale residential
Age: 78                  properties) since 1996; Senior Vice President
Shares Owned: 5,317(1)   and Manager of the Trust Division of The Valley
                         National Bank of Arizona, 1977-1987;
                         Trustee of Hawaiian Tax-Free Trust, Tax-
                         Free Trust of Arizona (this Trust) and
                         Pacific Capital Cash Assets Trust since
                         1987, of Pacific Capital Tax-Free Cash
                         Assets Trust and Pacific Capital U.S.
                         Government Securities Cash Assets Trust
                         since 1988, of Aquila Rocky Mountain
                         Equity Fund since 1993 and of Tax-Free
                         Fund of Colorado, 1987-2000; previously
                         Vice President of Investment Research at
                         Citibank, New York City, and prior to
                         that Vice President and Director of
                         Investment Research of Irving Trust
                         Company, New York City; past President
                         of The New York Society of Security
                         Analysts and currently a member of the
                         Phoenix Society of Financial Analysts;
                         formerly Director of the Financial
                         Analysts Federation; past Chairman of
                         the Board and past Director of Mercy
                         Healthcare of Arizona, Phoenix, Arizona;
                         Director of Northern Arizona University
                         Foundation since 1990, present or
                         formerly an officer and/or director of
                         various other community and professional
                         organizations.

(1) Held of record by a nominee.

Thomas W. Courtney       President of Courtney Associates, Inc.,
Trustee                  a venture capital firm, since 1988; General
P.O. Box 8186            Partner of Trivest Venture Fund, 1983-1988;
Naples, FL 33941         President of Federated Investment Counseling
Age: 66                  Inc., 1975-1982; President of Boston Company
Shares owned: 732        Institutional Investors, Inc., 1970-1975;
                         formerly a Director of the Financial
                         Analysts Federation; Trustee of
                         Hawaiian Tax-Free Trust and Pacific
                         Capital Cash Assets Trust since 1984,
                         of Tax-Free Trust of Arizona (this
                         Trust) since 1986 and of Pacific
                         Capital Tax-Free Cash Assets Trust and
                         Pacific Capital U.S. Government
                         Securities Cash Assets Trust since
                         1988; Trustee of numerous Oppenheimer
                         Capital and Oppenheimer Management
                         Funds.


William L. Ensign        Planning and Architectural Consultant;
Trustee                  Acting Architect of the United States Capital
766 Holly                1995-1997; Assistant Architect of the United
Drive North,             States Capital 1980-1995; previously President
Annapolis,               and CEO, McLeod Ferrara Ensign, an international
MD 20401                 planning and design firm based in Washington DC;
Age: 71                  Fellow and former Director of the American Institute
Shares Owned: 755(2)     of Architects; District of Columbia Zoning
                         Commissioner 1989-1997; member, U.S. Capitol
                         Police Board 1995-1997, National Advisory
                         Council on Historic Preservation 1989-1997,
                         National Capital Memorial Commission 1989-
                         1997; Acting Director of the U.S. Botanic
                         Garden 1995-1997; Trustee, National Building
                         Museum 1995-1997; Trustee of Tax-Free Trust
                         of Arizona (this Trust) since 1986 and of
                         Tax-Free Fund For Utah since 1991; Trustee
                         of Oxford Cash Management Fund, 1983-1989.
(2) Held jointly with his wife.

Diana P. Herrmann*       President and Chief Operating Officer of
Trustee and President    the Manager since 1997, a
380 Madison              Director since 1984, Secretary since 1986
Avenue                   and previously its Executive Vice
New York,                President, Senior Vice President
NY 10017                 or Vice President, 1986-1997;
Age: 42                  President of various Aquila Bond and
Shares Owned: 536        Money-Market Funds since 1998; Assistant
                         Vice President, Vice President, Senior
                         Vice President or Executive Vice
                         President of Aquila Money-Market, Bond
                         and Equity Funds since 1986; Trustee of
                         a number of Aquila Money-Market, Bond
                         and Equity Funds since 1995; Trustee of
                         Reserve Money-Market Funds, 1999-2000
                         and of Reserve Private Equity Series,
                         1998-2000; Assistant Vice President and
                         formerly Loan Officer of European
                         American Bank, 1981-1986; daughter of
                         the Trust's Chairman; Trustee of the
                         Leopold Schepp Foundation (academic
                         scholarships) since 1995; actively
                         involved in mutual fund and trade
                         associations and in college and other
                         volunteer organizations.

John C. Lucking          President, Econ-Linc, an economic consulting
Trustee                  firm, since 1995; Consulting Economist,
7537 North               Bank One Arizona(formerly Valley National
Central Avenue           Bank of Arizona) 1994-1996; Chief Economist,
Phoenix, AZ 85020        Valley National Bank of Arizona, 1987-1994;
Age: 57                  Municipal bond analyst and government
Shares owned 1,424       securities institutional sales representative,
                         Valley National Bank of Arizona, 1984-
                         1987; Financial Analyst, Phelps Dodge
                         Corporation (a mining company) 1980-
                         1984; Director of New Mexico and
                         Arizona Land Company since 1993;
                         Director of Northern Arizona University
                         Investment Committee since 1997;
                         Director SANU Resources and SHRI
                         (privately held mining and exploration
                         companies) since 1996; Director:
                         Arizona Historical Foundation and The
                         Arizona Mining and Mineral Museum
                         Foundation. Member: Joint Legislative
                         Budget Committee Economic Advisory
                         Panel; Western Blue Chip Economic
                         Forecast Panel; The Economic Club of
                         Phoenix; The Arizona Economic
                         Roundtable; The National Association of
                         Business Economists and the National
                         Association of Corporate Directors;
                         Trustee of Tax-Free Trust of Arizona
                         (this Trust) since 1994 and of Tax-Free
                         Fund of Colorado since 2000.

Anne J. Mills            Vice President for Business Affairs
Trustee                  of Ottawa University since 1992;
7030 East Shooting       IBM Corporation, 1965-1991; Budget
Star Way,                Review Officer of the American
Scottsdale, AZ           Baptist Churches/USA, 1994-1997;
85262                    Director of the American Baptist Foundation,
Age: 61                  1985-1996 and since 1998; Trustee of Brown
Shares Owned: 852        University, 1992-1999; Trustee of Churchill
                         Cash Reserves Trust since 1985, of Tax-
                         Free Trust of Arizona (this Trust)
                         since 1986, of Churchill Tax-Free Fund
                         of Kentucky, Tax-Free Fund of Colorado
                         and Capital Cash Management Trust since
                         1987 and of Tax-Free Fund For Utah
                         since 1994.

Susan A. Cook,          Registered Representative of Aquila
Senior Vice             Distributors, Inc. since 1993; Senior
President               Vice President of Tax-Free Trust of
6220 E. Thomas          Arizona (this Trust), and Vice President
Road                    of Aquila Rocky Mountain Equity Fund; Account
Scottsdale, AZ          Executive, SG Cowen & Company,
85251                   Members of the New York Stock
Age: 45                 Exchange, 1988-1991; Institutional
                         Sales at Robertson, Stephens, and Montgomery
                        Securities, 1981-1986.

Kimball L. Young         Co-Founder of Lewis Young Robertson &
Senior Vice              Burningham, Inc., an NASD licensed
President                broker/dealer providing public
2049 Herbert             finance services to Utah local
Avenue                   governments, 1995-present; Senior Vice
Salt Lake City,          President of Tax-Free Trust of Arizona
UT 84108                 (this Trust), Tax-Free Fund For Utah, Aquila
Age:  53                 Cascadia Equity Fund and Aquila  Rocky Mountain
                         Equity   Fund;  Formerly  Senior  Vice
                         President-Public  Finance, Kemper
                         Securities Inc., Salt Lake City, Utah.

Alan R. Stockman        Vice President of Tax-Free Trust of
Vice President          Arizona (this Trust) and of Aquila Rocky
6220 E. Thomas          Mountain Equity Fund since 1999; Bank
Road, Scottsdale        One, Commercial Client Services
Arizona 85251           representative, 1997-1999; Trader and
Age: 46                 Financial Consultant, National Bank of
                        Arizona (Zions Investment Securities
                        Inc.), Phoenix, Arizona 1996-1997; Vice
                        President and Investment Department
                        Manager, National Bank of Alaska,
                        Anchorage, Alaska 1984-1995.

Rose F. Marotta          Chief Financial Officer of the Aquila
Chief Financial Officer  Money-Market, Bond and Equity Funds
380 Madison Avenue       since 1991 and Treasurer, 1981-1991;
New York, NY             formerly Treasurer of the predecessor of
10017                    Capital Cash Management Trust; Treasurer
Age: 76                  and Director of STCM Management Company,
                         Inc., since 1974; Treasurer of InCap
                         Management Corporation since 1982, of
                         the Manager since 1984 and of the
                         Distributor, 1985-2000.


Richard F. West          Treasurer of the Aquila Money-Market,
Treasurer                Bond and Equity Funds and of Aquila
380 Madison Avenue       Distributors, Inc. since 1992;
New York, NY             Associate Director of Furman Selz
10017                    Incorporated, 1991-1992; Vice
Age: 64                  President of Scudder, Stevens &
                         Clark, Inc. and Treasurer of Scudder
                         Institutional Funds, 1989-1991; Vice
                         President of Lazard Freres Institutional
                         Funds Group, Treasurer of Lazard Freres
                         Group of Investment Companies and HT
                         Insight Funds, Inc., 1986-1988; Vice
                         President of Lehman Management Co., Inc.
                         and Assistant Treasurer of Lehman Money
                         Market Funds, 1981-1985; Controller of
                         Seligman Group of Investment Companies,
                         1960-1980.


Lori A Vindigni          Assistant Vice President of Aquila Management
Assistant Treasurer      Corporation since 1998, formerly Fund Accountant
380 Madison Avenue       for the Aquila Group of Investment Companies
New York, NY             since 1995; Staff Officer and Fund Accountant of
10017                    Citibank Global Asset Management Group of
Age: 33                  Investment Companies, 1994-1995; Fund Accounting
                         Supervisor of Dean Witter Group of
                         Investment Companies, 1990-1994; BS Kean
                         College of New Jersey, 1990.

Edward M. W. Hines       Partner of Hollyer Brady Smith & Hines LLP,
Secretary                attorneys, since 1989 and counsel,
551 Fifth Avenue         1987-1989; Secretary of the Aquila
New York, NY             Money-Market, Bond and Equity Funds since
10176                    1982; Secretary of Trinity Liquid Assets Trust,
Age: 60                  1982-1985 and Trustee of that Trust,1985-1986;
                         Secretary of Oxford Cash Management
                         Fund, 1982-1988.

John M. Herndon          Assistant Secretary of the Aquila Money-
Assistant Secretary      Market, Bond and Equity Funds since 1995
380 Madison Avenue       and Vice President of the Aquila Money-
New York, NY             Market Funds since 1990; Vice President of
10017                    the Manager since 1990; Investment
Age: 60                  Services Consultant and Bank Services Executive
                         of Wright Investors' Service, a
                         registered investment adviser, 1983-
                         1989; Member of the American Finance
                         Association, the Western Finance
                         Association and the Society of
                         Quantitative Analysts.

Robert W. Anderson      Compliance Officer since 1998 and Assistant
Assistant Secretary and Secretary of the Aquila Money-Market Funds
Compliance Officer      and the Aquila Bond and Equity Funds;
380 Madison Avenue,     Consultant, The Wadsworth Group, 1995-1998;
New York,               Executive Vice President of Sheffield
NY 10017                Management Company (investment adviser and
Age: 59                 distributor of a mutual fund group), 1986-1995.


     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-
Adviser. For its fiscal year ended June 30, 2000 the Trust paid a total of $47,850 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the 15 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustees who received compensation from the Trust or from other funds in the Aquilasm
Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.

                              Compensation   Number of
                              from all       boards on
               Compensation   funds          which the
               from the       in the         Trustee
               Trust          Aquilasm       serves
Name                          Group of
                              Funds


Arthur K. Carlson    $8,750        $64,750             6

Thomas W. Courtney   $9,850        $52,000             5

William L. Ensign    $9,650        $13,500             2

John C. Lucking     $10,050        $11,100             2

Anne J. Mills       $9,550         $39,550             6

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is Manager or Administrator to the
Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 2000 these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended
June 30, 2000 the Trust incurred Management fees of $1,495,669.

     During the fiscal year ended June 30, 2000, $554,839 was paid under Part I of the Trust's Distribution Plan to Qualified
Recipients with respect to the Class A Shares, of which, $23,661 was retained by the Distributor. With respect to Class C Shares, during the same period $14,821 was paid under Part II of the Plan and $4,940 was paid under the Shareholder Services Plan.
Of these total payments of $19,761, the Distributor received
$13,630. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of fifteen funds (six money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust.
Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr.
Herrmann and other members of his immediate family, 24% by Diana
P. Herrmann and the balance by a former officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The
Committee held one meeting during the Trust's last fiscal year.
The Board of Trustees does not have a nominating committee.
During the Trust's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                    Ratification or Rejection
                         of Selection of
                      Independent Auditors
                        (Proposal No. 2)

     KPMG LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending June 30, 2001.
Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Manager or the Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                    Action Regarding a Change
               in the Trust's Fundamental Policies
                 to Allow the Use of Additional
      Nationally Recognized Statistical Rating Organizations
          for Rating Obligations the Trust May Purchase
                        (Proposal No. 3)


     Since beginning operations, the Trust has had a fundamental policy that defines the "investment-grade" securities the Trust may purchase as those rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined to be of comparable quality.

     When this fundamental policy was put in place Moody's and S&P were essentially the only nationally recognized statistical rating organizations ("NRSROs") with respect to municipal obligations. In recent years, other organizations, notably Fitch
IBCA, Inc. ("Fitch"), have become active in rating municipal obligations. Municipal bond issuers pay to have their bonds rated and there is competition among the NRSROs. If an issuer chooses to have its bonds rated by an NRSRO other than Moody's or S&P, the current fundamental policy of the Trust has the effect of requiring the Trust either to forego purchasing the bonds because they are not rated by Moody's or S&P or to treat them as "unrated" when in fact they do have ratings assigned by an NRSRO.
Both results distort the clear intent of the policy.

     Accordingly the Board of Trustees has determined that it would be in the best interest of the Trust and its shareholders to change the fundamental policy so that the ratings used to define "investment-grade" securities would include those assigned by any NRSRO approved from time to time by the Board of Trustees.

     At the present time, if the proposed change is adopted, the Board of Trustees will approve Fitch in addition to Moody's and S&P. The Board of Trustees has determined that the standards
Fitch employs in rating bonds are comparable to those of Moody's and S&P and that bonds in the four highest categories rated by Fitch are of comparable quality to those similarly rated by Moody's and S&P.

Action Requested

The Board of Trustees recommends that the proposed change in the Trust's fundamental policies described above be approved.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust is required for the approval of this Proposal No. 3. Under the 1940
Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust's three classes of shares.

     If this proposal is not approved, the Board of Trustees will consider appropriate action, which could include continuing with the present policies or calling another meeting of shareholders.

     The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxy holders will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.

                           Receipt of
                      Shareholder Proposals

     Under the proxy rules of the Securities and Exchange
Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy
Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy
Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted above. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.



                        IMPORTANT NOTICE
                     PLEASE READ IMMEDIATELY


                             Arizona

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 to be held on October 25, 2000

                         PROXY STATEMENT


                     Aquilasm Group of Funds
                TAX-FREE TRUST OF ARIZONA-Class A
         Proxy for Shareholders Meeting October 25, 2000
       Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of TAX-FREE TRUST OF ARIZONA
(the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P.
HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, October 25, 2000 at the Ritz-Carlton/Phoenix, 2401
E. Camelback Road, Phoenix, AZ; at 10.00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-
6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 TAX-FREE TRUST OF ARIZONA-Class A

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

1. Election of Trustees

     1)  Lacy  B. Herrmann*; 2) Arthur K. Carlson*; 3) Thomas  W.
     Courtney; 4 ) William  L. Ensign.; 5) Diana P. Herrmann*; 6)
     John C. Lucking; 7) Anne J. Mills


          * interested Trustees

                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________


      Management recommends a vote for all nominees listed above and for the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     2. Action on selection of KPMG LLP as independent auditors
               (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     3. Action on change of fundamental policy of the Trust
          (Proposal No.3 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend one of the Shareholder
Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

     P.   I plan to attend the annual meeting in Phoenix[__]
     T.   I plan to attend the outreach meeting in Tucson[__]
     S.   I plan to attend the outreach meeting in Sun City[__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)


                     Aquilasm Group of Funds
                TAX-FREE TRUST OF ARIZONA-Class C
         Proxy for Shareholders Meeting October 25, 2000
       Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of TAX-FREE TRUST OF ARIZONA
(the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P.
HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, October 25, 2000 at the Ritz-Carlton/Phoenix, 2401
E. Camelback Road, Phoenix, AZ; at 10.00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-
6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 TAX-FREE TRUST OF ARIZONA-Class C

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

1. Election of Trustees

     1)  Lacy  B. Herrmann*; 2) Arthur K. Carlson*; 3) Thomas  W.
     Courtney; 4 ) William  L. Ensign.; 5) Diana P. Herrmann*; 6)
     John C. Lucking; 7) Anne J. Mills


          * interested Trustees

                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________


      Management recommends a vote for all nominees listed above and for the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     2. Action on selection of KPMG LLP as independent auditors
               (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     3. Action on change of fundamental policy of the Trust
          (Proposal No.3 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend one of the Shareholder
Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

     P.   I plan to attend the annual meeting in Phoenix[__]
     T.   I plan to attend the outreach meeting in Tucson[__]
     S.   I plan to attend the outreach meeting in Sun City[__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                     Aquilasm Group of Funds
                TAX-FREE TRUST OF ARIZONA-Class Y
         Proxy for Shareholders Meeting October 25, 2000
       Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of TAX-FREE TRUST OF ARIZONA
(the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P.
HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, October 25, 2000 at the Ritz-Carlton/Phoenix, 2401
E. Camelback Road, Phoenix, AZ; at 10.00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-
6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 TAX-FREE TRUST OF ARIZONA-Class Y

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

1. Election of Trustees

     1)  Lacy  B. Herrmann*; 2) Arthur K. Carlson*; 3) Thomas  W.
     Courtney; 4 ) William  L. Ensign.; 5) Diana P. Herrmann*; 6)
     John C. Lucking; 7) Anne J. Mills


          * interested Trustees

                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________


      Management recommends a vote for all nominees listed above and for the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     2. Action on selection of KPMG LLP as independent auditors
               (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     3. Action on change of fundamental policy of the Trust
          (Proposal No.3 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend one of the Shareholder
Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

     P.   I plan to attend the annual meeting in Phoenix[__]
     T.   I plan to attend the outreach meeting in Tucson[__]
     S.   I plan to attend the outreach meeting in Sun City[__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)



